UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026 (January 22, 2026)

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K originally filed by Healthcare Triangle, Inc. (the “Company”) with the Securities and Exchange Commission on January 28, 2026 (the “Original Report”), relating to the acquisition by Teyame AI Holdings Inc., the Company’s wholly owned subsidiary, of all of the outstanding equity interests of Teyamé 360 S.L. and Datono Mediación S.L. pursuant to that certain Share Purchase Agreement, dated January 22, 2026, by and among Teyame AI Holdings Inc., the Company, Teyame AI LLC, CH 109, S.L., Ivan Montero Rebato and Maria Luisa Sanchez Fernandez, as described in the Original Report. This Amendment is being filed to provide the financial statements of the businesses acquired required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Report, including the disclosures under Item 1.01, Item 2.01, Item 3.02 or Item 7.01 thereof, and this Amendment should be read in conjunction with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Teyamé 360 S.L. as of and for the fiscal years ended December 31, 2025 and 2024, including the related notes thereto and the report of the independent registered public accounting firm thereon, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

The audited financial statements of Datono Mediación S.L. as of and for the fiscal years ended December 31, 2025 and 2024, including the related notes thereto and the report of the independent registered public accounting firm thereon, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Teyamé 360 S.L. and Datono Mediación S.L. described in the Original Report, is filed as Exhibit 99.4 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.2	Audited financial statements of Teyamé 360 S.L. as of and for the fiscal years ended December 31, 2025 and 2024.
99.3	Audited financial statements of Datono Mediación S.L. as of and for the fiscal years ended December 31, 2025 and 2024.
99.4	Unaudited pro forma condensed combined financial information of Healthcare Triangle, Inc., Teyamé 360 S.L. and Datono Mediación S.L.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 31, 2025, and other reports and registration statements of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: April 7, 2026	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer